Exhibit 99.1

Harley-Davidson Motorcycle Trust 2005-2

$487,000,000.00 3.79% Harley-Davidson Motorcycle Contract Backed Notes, Class A-1

$251,180,000.00 4.07% Harley-Davidson Motorcycle Contract Backed Notes, Class A-2

$36,820,000.00 4.27% Harley-Davidson Motorcycle Contract Backed Notes, Class B

Monthly Report

For Due Period February 01, 2006 thru February 28, 2006
Determination Date: March 06, 2006
Record Date: March 14, 2006
For the Distribution Date: March 15, 2006

A.	Calculation of the Monthly Principal

	1.	A.	Principal Balance of the Contracts as of the first day of the Due Period preceding the Due Period in which the Distribution Date occurs, plus	$606,262,773.68

		B.	Pre-Funded Amount on such day referred to in 1.A. above	$0.00

			Sum of 1.A and 1.B	$606,262,773.68

	2.	A.	Principal Balance of the Contracts as of the first day of the Due Period in which the Distribution Date occurs, plus	$587,818,493.41

		B.	Pre-Funded Amount as of the first day of the Due Period in which such Distribution Date occurs, plus	$0.00

		C.	The Special Mandatory Redemption Amounts, if any, paid during such Due Period or payable on such Distribution Date	$0.00

			Sum of 2.A., 2.B., and 2.C.	$587,818,493.41

B.	Calculation of Principal Distributable Amount (as defined in Article I of the Sale and Servicing Agreement from A, 1 minus 2)			$18,444,280.27

C.	Calculation of available interest			$5,307,338.32

D.	Calculation of Note Monthly Principal Distributable Amount

	1.	A.	First, to the Class A-1 Notes until the Class A-1 Notes have been paid in full

		B.	Second, to the Class A-2 Notes until the Class A-2 Notes have been paid in full

		C.	Third, to the Class B Notes until the Class B Notes have been paid in full

	2.	Principal Distributable Amount (from B)		$18,444,280.27

	3.	Note Monthly Principal Distributable Amount

		A.	Class A-1 Notes	$18,444,280.27

		B.	Class A-2 Notes	$0.00

		C.	Class B Notes	$0.00

		D.	Note Principal Carryover Shortfall	$0.00

		E.	Special Mandatory Redemption Amounts (from Pre-Funding Account as defined in Article I of the Sale and Servicing Agreement) due to Class A-1 Notes	$0.00

		F.	Note Monthly Principal Distributable Amount (the sum of items 3.A., 3.B., 3.C., 3.D. and 3.E.)	$18,444,280.27

E.	Calculation of Note Monthly Interest Distributable Amount

	1.	Class A-1 Interest Rate		3.790%

	2.	Class A-2 Interest Rate		4.070%

	3.	Class B Interest Rate		4.270%

	4.	Prior period ending Class A-1 balance		$318,262,773.68

	5.	One-twelfth of the Class A-1 Interest Rate times the Class A-1 Note Balance from and including the fifteenth day of the month based on a 360-day year of 12 months and 30 days each (or from and including the Closing Date with respect to the first Distribution Date) to but excluding the fifteenth day of the month of the current Distribution Date.		$1,005,179.93

	6.	Prior period ending Class A-2 balance		$251,180,000.00

	7.	One-twelfth of the Class A-2 Interest Rate times the Class A-2 Note Balance from and including the fifteenth day of the month based on a 360-day year of 12 months and 30 days each (or from and including the Closing Date with respect to the first Distribution Date) to but excluding the fifteenth day of the month of the current Distribution Date.		$851,918.83

	8.	Prior period ending Class B-1 balance		$36,820,000.00

	9.	One-twelfth of the Class B Interest Rate times the Class B Note Balance from and including the fifteenth day of the month based on a 360-day year of 12 months and 30 days each (or from and including the Closing Date with respect to the first Distribution Date) to but excluding the fifteenth day of the month of the current Distribution Date.		$131,017.83

	10.	Interest Carryover Shortfall for such Distribution Date		$0.00

	11.	Note Monthly Interest Distributable Amount (the sum of items 5, 7, and 9)		$1,988,116.59

F.	Calculation of Note Monthly Distributable Amount (sum of D.3.F. plus E.11.)			$20,432,396.86

F1.	The remaining Class A-1 Note Balance after giving effect to the Distribution of Monthly Principal on such Distribution Date			$299,818,493.41

F2.	The remaining Class A-2 Note Balance after giving effect to the Distribution of Monthly Principal on such Distribution Date			$251,180,000.00

F3.	The remaining Class B Note Balance after giving effect to the Distribution of Monthly Principal on such Distribution Date			$36,820,000.00

G.	Fees

	1.	The Monthly Servicing Fee for such Payment Date (1/12 of the product of 1% and the Principal Balance of the Contracts as of the beginning of the related Due Period)			$505,218.98

	2.	Indenture Trustee Fee for such Payment Date excluding expense component (1/12 of the product of 0.00185% and the Principal Balance of the Contracts as of the beginning of the related Due Period and the Pre-Funded Amount as of the beginning of such Period; provided however, in no event shall such fee be less than $200.00 per month)			$934.66

H.	Calculation of the Available Funds for Such Payment Date

	1.	The amount of funds deposited into the Collection Account pursuant to Section 5.05 (b) of the Sale and Servicing Agreement with respect to the related Due Period

		A.	All amounts received by the Servicer with respect to the Contracts:

			1.	Principal	$15,360,367.71

			2.	Interest and fees	$5,307,338.32

		B.	All Net Liquidation Proceeds		$1,212,863.14

		C.	The aggregate of the Repurchase Prices for Contracts required to be repurchased by the Seller as described in Section 7.08 of the Sale and Servicing Agreement		$0.00

		D.	All Advances made by Servicer pursuant to Section 7.03 (a) of the Sale and Servicing Agreement		$679,948.92

		E.	All amounts paid by the Seller in connection with an optional repurchase of the Contracts described in Section 7.10 of the Sale and Servicing Agreement or purchased by the Servicer as described in Section 7.11 of the Sale and Servicing Agreement		$0.00

		F.	All amounts obtained from the Indenture Trustee in respect of Carrying Charges to be deposited into the Collection Account on the upcoming Payment Date pursuant to Section 7.03(b) of the Sale and Servicing Agreement		$0.00

		G.	All amounts obtained from the Pre-Funding Account in respect of Mandatory Redemption amounts pursuant to Section 7.07(c) of the Sale and Servicing Agreement		$0.00

		H.	All amounts received in respect of interest, dividends, gains, income and earnings on investments of funds in the Trust Accounts as contemplated in Section 5.05 (b) (vii) of the Sale and Servicing Agreement		$79,235.23

		I.	Total amount of funds deposited into the Collection Account pursuant to Section 5.05 (b) (the sum of A. through H.)		$22,639,753.32

	2.

Distribution of available monies withdrawn from the Collection Account, in order of priority, pursuant to clauses (i) through (viii) of Section 7.05 (a) of the Sale and Servicing Agreement with respect to the related Due Period

		A.	Any Mandatory Redemption	$0.00

		B.	Amounts to be withdrawn to reimburse the Servicer for Advances in accordance with Section 7.03 (a) of the Sale and Servicing Agreement	$836,847.20

		C.	Amounts to be paid to the Servicer in respect of the Monthly Servicing Fee for the related Due Period	$505,218.98

		D.	Amounts to be paid to the Indenture Trustee in respect of the Indenture Trustee’s Fee for the related Due Period	$934.66

		E.	Class A Note Interest Distributable Amount	$1,857,098.76

		F.	Class B Note Interest Distributable Amount	$131,017.83

		G.	Class A Note Principal Distributable Amount	$18,444,280.27

		H.	Class B Note Principal Distributable Amount	$0.00

		I.	Excess Amounts to the Reserve Fund up to the Specified Reserve Fund Balance	$864,355.62

		J.	Any Excess Amounts to the Certificateholder	$0.00

		K.	Total amount of funds permitted to be withdrawn from the Collection Account pursuant to Section 7.05(a) of the Sale and Servicing Agreement with respect to the related Due Period (sum of A. through J.)	$22,639,753.32

	3.	The available funds otherwise distributable to the Class B Noteholders that will be distributed to the Class A Noteholders on such Distribution Date		$0.00

I.	The shortfall of available funds for such Distribution Date to pay the Note Distributable Amount (the available funds for such Distribution Date minus the sum of the Note Distributable Amount as set forth in F.)			$0.00

J.	The amount to be withdrawn from the Reserve Fund on such Distribution Date to cover the Note Distributable Amount for such Distribution Date, if no Shortfall to Trust Depositor			$0.00

K.	Investment Earnings on the Reserve Fund			$48,943.87

L.	1.	Prior period ending Reserve Fund balance		$15,416,940.35

	2.	The amount to be deposited in the Reserve Fund on such Distribution Date		$864,355.62

	3.	The amount on deposit in the Reserve Fund after giving effect to deposits and withdrawals on such Distribution Date		$16,330,239.84

M.

The Specified Reserve Fund Amount for such distribution Date will be an amount equal to the greater of (a) 2.00% of the Principal Balance of the Contracts in the Trust as of the last day of the immediately preceding Due Period; provided however, in the event a Reserve Fund Trigger Event occurs with respect to a Distribution Date and has not terminated for three (3) consecutive Distribution Dates (inclusive) such amount shall be equal to 6.00% of the Principal Balance of the Contracts in the Trust as of the last day of the immediately preceding Due Period and (b) 1.00% of the aggregate of the Initial Class A-1 Note Balance, Initial Class A-2 Note Balance and Initial Class B Note Balance; provided, however in no event shall the Specified Reserve Fund Balance be greater than the aggregate outstanding principal balance of the Securities.

				$35,269,109.60

N.	The Pool Factor

	1.	The Class A-1 Note Factor immediately before such Distribution Date		0.6535170

	2.	The Class A-2 Note Factor immediately before such Distribution Date		1.0000000

	3.	The Class B Note Factor immediately before such Distribution Date		1.0000000

	4.	The Class A-1 Note Factor immediately after such Distribution Date		0.6156437

	5.	The Class A-2 Note Factor immediately after such Distribution Date		1.0000000

	6.	The Class B Note Factor immediately after such Distribution Date		1.0000000

	7.	Ending pool factor		0.7584755

O.	Delinquent Contracts

	1.	30-59 Days	1,305	$17,401,851.76

	2.	60-89 Days	401	$5,447,617.95

	3.	90-119 Days	178	$2,559,311.63

	4.	120 or More Days	146	$2,100,018.64

	5.	Total Delinquent Contracts	2,030	$27,508,799.98

P.	Liquidated Contracts

	1.	Total Liquidated Contracts	202	$3,290,719.76

	2.	Total Liquidated Contracts as a percentage of the aggregate Principal Balance of all Contracts as of the beginning of the Due Period		0.54%

	3.	Net Liquidation Proceeds for the Due Period		$1,212,863.14

	4.	Net Liquidation Losses for the Due Period		$2,077,856.62

	5.	Cumulative net loss percentage (aggregate Net Liquidation Losses since the Cut-off Date, as a percentage of the Principal Balance of the Contracts as of the Cutoff Date plus the Pre-Funded Amount)		1.356%

	6.	Cumulative net loss (aggregate Net Liquidation Losses since the Cutoff Date)	$10,509,064.47

Q.	Advances

	1.	Unreimbursed Advances prior to such Distribution Date	$836,847.20

	2.	Amount paid to Servicer on such Distribution Date to reimburse Servicer for such unreimbursed Advances	$836,847.20

	3.	Amount of Delinquent Interest for such Distribution Date	$679,948.92

	4.	Amount of new Advances on such Distribution Date (if such amount is less than the amount of Delinquent Interest, see the certificate required by Section 7.03 of the Sale and Servicing Agreement)	$679,948.92

	5.	Total of unreimbursed Advances after new Advances on such Distribution Date	$679,948.92

R.	Repurchased Contracts

	1.	Number of Contracts to be repurchased by the Seller pursuant to Section 7.08 of the Sale and Servicing Agreement or purchased by the Servicer pursuant to Section 7.11 of the Sale and Servicing Agreement	0

	2.	Principal amount of such Contracts	$0.00

	3.	Related Repurchase Price of such Contracts	$0.00

S.	Contracts

	1.	Weighted average original term of Contracts at cutoff (months)	76.84

	2.	Weighted average remaining term of outstanding Contracts (months)	65.85

	3.	Weighted average life of outstanding Contracts (months)	10.99

	4.	One month prepayment rate	1.84%

	5.	Number of Contracts as of beginning of the Due Period	44,801

	6.	Principal balance of Contracts as of beginning of the Due Period	$606,262,773.68

	7.	The weighted average Contract Rate of the Contracts as of the beginning of the Due Period	11.08%

	8.	Number of Contracts as of end of the Due Period	43,841

	9.	Principal Balance of Contracts as of end of the Due Period	$587,818,493.41

	10.	The weighted average Contract Rate of the Contracts as of the end of the Due Period	11.06%

	11.	Pre-Funded Amount as of beginning of the Due Period	$0.00

	12.	Pre-Funded Amount as of end of the Due Period	$0.00

T.	Interest Reserve Account

	1.	Interest Reserve Amount as of previous Distribution Date or Closing Date		$0.00

	2.	Interest received into Interest Reserve Account		$0.00

	3.	Carrying Charges, if any, to be paid on upcoming Distribution Date		$0.00

	4.	Excess Funds remitted to Trust Depositor		$0.00

	5.	Interest Reserve Amount as of upcoming Distribution Date		$0.00

U.	Ratios

	1.	Cumulative Loss Ratio

		A.	The aggregate Net Liquidation Losses for all Contracts since the Cutoff Date through the end of the related Due Period	$10,509,064.47

		B.	The sum of the Principal Balance of the Contracts as of the Cutoff Date plus the Principal Balance of any Subsequent Contracts as of the related Subsequent Cutoff Date	$775,000,000.00

		C.	The Cumulative Loss Ratio for such Distribution Date (the quotient of A. divided by B., expressed as a percentage)	1.356%

	2.	Average Delinquency Ratio for such Distribution Date

		A.	The Delinquency Amount (the Principal Balance of all Contracts that were delinquent 60 days or more as of the end of the Due Period)	$10,106,948.22

		B.	The Delinquency Ratio (the fraction (expressed as a percentage) computed by dividing (a) the Delinquency Amount during the immediately preceding Due Period by (b) the Principal Balance of the Contracts as of the beginning of the related Due Period) for such Distribution Date	1.667%

		C.	The Delinquency Ratio for the prior Distribution Date	1.976%

		D.	The Delinquency Ratio for the second prior Distribution Date	2.209%

		E.	The Average Delinquency Ratio (the arithmetic average of B. through D.)	1.951%

	3.	Average Loss Ratio for such Distribution Date

		A.	Net Liquidation Losses	$2,077,856.62

		B.	The Loss Ratio (the fraction (expressed as a percentage) derived by dividing (x) Net Liquidation Losses for all Contracts that became Liquidated Contracts during the immediately preceding Due Period multiplied by twelve by (y) the outstanding Principal Balances of all Contracts as of the beginning of the Due Period) for such Distribution Date	4.113%

		C.	The Loss Ratio for the prior Distribution Date	3.799%

		D.	The Loss Ratio for the second prior Distribution Date	4.848%

	E.	The Average Loss Ratio (the arithmetic average of B. through D.)	4.253%

4.	Computation of Reserve Fund Trigger Events:

	A.

Average Delinquency Ratio (if the Average Delinquency Ratio is greater than or equal to (i) 2.50% with respect to any Distribution Date which occurs within the period from the Closing Date to, and inclusive of, the first anniversary of the Closing Date, (ii) 3.00% with respect to any Distribution Date which occurs within the period from the day after the first anniversary of the Closing Date to, and inclusive of, the second anniversary of the Closing Date, or (iii) 3.50% for any Distribution Date which occurs within the period from the day after the second anniversary of the Closing Date to, and inclusive of, the third anniversary of the Closing Date, or (iv) 4.00% for any Distribution Date following the third anniversary of the Closing Date, then a Reserve Fund Trigger Event)

			1.951%

		Exceeds trigger threshold (YES or NO)	NO

	B.	Average Loss Ratio (if the Average Loss Ratio is greater than or equal to (i) 3.00% with respect to any Distribution Date which occurs within the period from the Closing Date to, and inclusive of, the second anniversary of the Closing date or (ii) 2.75% with respect to any Distribution Date following the second anniversary of the Closing Date, then a Reserve Fund Trigger Event)	4.253%

		Exceeds trigger threshold (YES or NO)	YES

	C.

Cumulative Loss Ratio (if the Cumulative Loss Ratio is greater than or equal to (i) 1.25% with respect to any Distribution Date which occurs within the period from the Closing Date to, and inclusive of, the first anniversary of the Closing Date, (ii) 2.00% with respect to any Distribution Date which occurs within the period from the day after the first anniversary of the Closing Date to, and inclusive of, the second anniversary of the Closing Date, (iii) 2.50% for any Distribution Date which occurs within the period from the day after the second anniversary of the Closing Date to, and inclusive of, the third anniversary of the Closing Date, or (iv) 2.75% following the third anniversary of the Closing Date, then a Reserve Fund Trigger Event)

			1.356%

		Exceeds trigger threshold (YES or NO)	YES

HARLEY-DAVIDSON CREDIT CORP.

CERTIFICATE OF SERVICING OFFICER

The undersigned certifies that he is the Vice President and Treasurer of Harley-Davidson Credit Corp., a Nevada corporation (the “Servicer”), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Servicer pursuant to Section 9.02 of the Sale and Servicing Agreement (the “Agreement”) dated as of May 1, 2005 by and among Harley-Davidson Customer Funding Corp., as Trust Depositor, the Servicer and The Bank of New York Trust Company, N.A., as Trustee of Harley-Davidson Motorcycle Trust 2005-2 (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1.             The Monthly Report for the period from February 1, 2006 to February 28, 2006 attached to this certificate is complete and accurate in accordance with the requirements of Sections 9.01 and 9.02 of the Agreement; and

2. As of the date hereof, no Event of Termination event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 14th day of March, 2006.

HARLEY-DAVIDSON CREDIT CORP.

By:	/s/ Perry A. Glassgow
Perry A. Glassgow
Vice President and Treasurer